SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          April 16, 2002
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                           Heartland Technology, Inc.
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              Exact Name of Registrant as Specified in Its Charter


                                    Delaware
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                  State or Other Jurisdiction of Incorporation


            1-11956                                   36-1487580
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    (Commission File Number)               (Employer Identification Number)


   330 N. Jefferson Court, Chicago, IL                   60661
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 (Address of Principal Executive Offices)              (Zip Code)


                                  312-575-0400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

                           HEARTLAND TECHNOLOGY, INC.
Item 5. Other Events

On May 2, 2002, Heartland Technology, Inc. issued a press release announcing that the Company received a put notice in the amount of $12.8 million from LZ Partners, LLC. A copy of the press release is attached as Exhibit 99.1

Item 7.     Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.    Description
-----------    ----------------------------------------------------------------

99.1 Press release of Heartland Technology, Inc. dated May 2, 2002 (filed herewith).





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

                           HEARTLAND TECHNOLOGY, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEARTLAND TECHNOLOGY, INC.
                                                  (Registrant)



Date:   May 7, 2002              By:       /s/ Richard P. Brandstatter
                                    ----------------------------------------
                                             Richard P. Brandstatter
                                       Vice President - Finance, Secretary
                                                  and Treasurer
                                  (Principal Financial and Accounting Officer)



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

                           HEARTLAND TECHNOLOGY, INC.


                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    ----------------------------------------------------------------

99.1 Press release of Heartland Technology, Inc. dated May 2, 2002 (filed herewith).






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

                           HEARTLAND TECHNOLOGY, INC.

                                                                   Exhibit 99.1




             HEARTLAND TECHNOLOGY ANNOUNCES RECEIPT OF 'PUT NOTICE'


CHICAGO, May 2 /PRNewswire-FirstCall/ - Heartland Technology, Inc. (Amex: HTI - news) announced today that it has received a "put notice" from LZ Partners, LLC
(LZ) demanding that Heartland Technology buy back LZ's shares in Zecal Technology, LLC. The notice cites an amount of $12.8 million plus interest dated as of April 16, 2002. Zecal is a joint venture of the two companies that has ceased operations.

Heartland Technology also has received resignations from LZ's two members of the board of managers of Zecal.

Heartland Technology said it is reviewing the put notice to determine what action to take.

The company recently reported that it is not currently generating enough cash from operations to pay fixed costs. Heartland Technology said it was in discussions with its creditors to see if it can reach agreements to restructure its debt. The company also said it was seeking to sell or merge various assets and subsidiaries as well as the entire company in order to create value. If Heartland Technology is unsuccessful in these efforts, the company is likely to be dissolved or liquidated.




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